Welcome to the Polaris Management / Analyst Meeting Thursday, February 24, 2005 Salt Lake City, Utah

Snow Division Analyst Meeting February 24, 2005 Eric Lindquist General Manager

Snowmobile Industry Demographics Average Age 43 % Male 80% Married 74% Children at Home 0.8 Median Annual Household Inc. $75,000 Avg. Miles Ridden 920 % usually Trailering to Ride 65% Number of Snowmobile Clubs 3,000+ Miles Of Trail 225,000 Aging Demographics

4 Consumer Targets Influencer Trend Setter/Risk Taker Annual Purchaser Performance Segment (600/700 cc) Enthusiast Brand Loyal Purchase every 1-2 years Performance, Deep Snow, Crossover Recreationalist Destination Rider Weather Dependant Trail Luxury/ Touring Casual Sporadic User Value Seeker Reliability is Key Greatest Potential with Influencer/Enthusiast

Worldwide Snowmobile Industry Retail 6/7 Poor Snow Seasons - Will Rebound

03/04 Snowmobile Industry * Season ended March 31, 2004

WORLDWIDE INDUSTRY SNOWMOBILE UNIT SALES BY REGION North Central US Mid-Atlantic U.S. New England Mountain Alaska & Pacific E. Canada W. Canada Central Canada International Pie 2 0.25 0.1 0.12 0.07 0.06 0.13 0.05 0.09 0.12 03/04 Polaris Growth Opportunities in MW/Canada/NE

State of Snowmobile Market Inconsistent snowfall Inventory levels flat vs. LY Shift to 4-Stroke (+51%) & Crossover Increased promotional spending Dealer profitability flat EPA Impacts Price increases Growth will come from Recreational & Casual

NA Market Activity 2004 - 2005 Season-to-date Retail Sales Trend Polaris Ski-Doo Arctic Cat Yamaha Effect of Prior Year Build Reduction

Snowmobile Industry Segments (North America) Polaris Share Leader In 4 Of 8 Segments

EPA Implications Polaris Solid plan for compliance through 2011 Technology drives margin pressure Dealer More sophisticated engines Tech Training critical Auto-calibration Consumer Improved performance/durability Added reliance on dealer Price premium for latest technology Polaris Well Positioned, Positive for Industry

MY'06 Outlook Waves of new product - 64% 15 New Models 5 New Engines 600HO, 4-Stroke, Crossover International growth to continue Focused communication on Influencer/Enthusiast EPA compliant - credits Continued aggressive quality improvement New Snow Team Engineering, Manufacturing, Marketing Expected Growth

# Snowmobile Division 2005 - 2009

The Goals. . . .
* 10% Category Growth
* Market Share Leader
* Re-establish market dominance through innovative product and industry leading quality
* Grow Operating Profit Margin

Innovation

- Dominant product delivering on targeted consumer needs– engine, chassis, technology
- Integrated PGA product solutions
- Targeted consumer connection - events, media, web, etc
- Make the “after sales” service experience a competitive advantage
- Solidify consumer loyalty – qualified pre-owned, repeat owner

Growth Initiatives

- Introduce snowmobiling to new group of consumers – entry product, participation programs, partnerships
- Drive dealer profitability
- True product customization
- Broaden application of Utility sleds
- Increased global focus
- Build an organization consumed with a relentless passion to be the best

**Dominant in Snowmobile Industry**

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POLARIS The Way Out.

Questions

Polaris ATV 2005 Outlook Analyst Presentation Bennett Morgan VP/GM, ATV Division February 24, 2005

ATV Consumer Demographics Polaris Male Average age 39 years Average household income $65,000 Half live in rural counties Outdoorsmen who like to hunt, shoot, fish and camp Farmers, Ranchers, and others who work outdoors Also "gearheads" who enjoy motorcycling, auto races, car shows, tractor and truck pulls Yamaha Tend to be younger and less upscale Honda Similar to Polaris Uses 60% recreation riders 25% hunting and fishing 60% utility work (20% farming/ranching) - ATVs are multi-purpose machines We Know This Customer Cold!

ATV Industry Unit Sales '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 Canada 31 53 69 73 65 46.3 37.124 30.632 33.783 32.691 33.07 34.686 33.041 34.487 35.174 43.439 51.8 63.8 74.3 83.5 93.562 92.71 90.39 U.S. 250 425 550 564 476 395 325 200 145 151 176.896 196.45 240.842 288.204 317.876 359.397 432.9 549.1 643.5 736.1 774.73 803.67 816.2 Total N.A. 281 478 619 637 541 441.3 362.124 230.632 178.783 183.691 209.966 231.136 273.883 322.691 353.05 402.836 484.7 612.9 717.8 819.6 868.292 896.38 906.59 Sources: Motorcycle Industry Council / Industry estimates - Power Research, Brown Stabilized At Low Single Digit Growth +1.1% (North America) * Does not include Utility Vehicles, 2-up ATVs or non MIC reporters (Asians) for North America

ATV Industry Unit Sales (International) '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 International 15 15 15 15 15 15 15 15 15 15.12 15.185 17.181 18.2 20.5 31.833 30.85 35.5 38.5 44.9 54.5 84 160 225 Source: Based on ATV European Association (ATVEA) estimates from EU Country Registration Data +40.6% European ATV Market = Global Snowmobile Market 2004 International ATV Market = 1994 US Market

1.1M+ Units - Strong and Growing '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 World 296 493 634 650 556 456.3 377.124 245.632 193.783 198.811 225.151 248.319 292.083 343.191 384.883 433.686 520.2 651.4 762.7 874.1 952.29 1033.88 1131.59 No. American ATV market $5.4 billion International ATV market $1.1 billion Average annual growth rate 10% (since '00) +6.5% ATV Industry Unit Sales (Worldwide) * Does not include Utility Vehicles, 2-up ATVs or non MIC reporters (Asians) for North America Sources: Motorcycle Industry Council / Industry estimates - Power Research, Brown

Polaris ATV Division Sales Mix Sales in 000's Every Area Growing! International and RANGER Faster

Industry Outlook North American ATV likely to continue with modest low single digit growth New buyers 40% of new purchasers - stable New segments being tapped - ATP, Entry level Sport, 2-up New entrants will fuel additional growth - John Deere, Asians Continued aggressive product development and promotion NA demographics remain favorable for next decade International will continue to grow strong double digit for foreseeable future 20% of WW market in 2004; was 11% in 2002 - 30%+ by 2009 Europe in hyper growth - additional new countries adopting - Germany, Scandinavia,... Dedicated European Quadricycle products starting to emerge to fuel new growth Utility vehicles, continue to grow rapidly and will for foreseeable future ATV Outlook Remains Strong

Growing - Mathematical Models Forecast Continued Modest Growth ATV N.A. Industry Seasonally Adjusted Annual Rates SAAR Forecast through 2005 +2.0% +2.0%

ATVs Motorcycles* Snowmobiles 2004 Guidance 2004 Guidance 6 6 1 1043 1043 52 52 North 45.9 46.9 45 Market Outlook - ATVs 2000 2001 2002 2003 2004 775 861 982 1041 1072 ATV Sales 2004 7% Growth In Millions 2001 2002 2003 2004 2005 Guidance 2004 Guidance 827 938 1043 1160 1160 1043 82 52 North 46.9 45 43.9 Estimated Worldwide Market (Dollars in Billions) $6.5M $6.0 $1.0 Worldwide ATV Industry Growth *Cruisers and Touring Segments, U.S. only +11% 45 Opportunities/Risks 1. Opportunities: Capitalize on Sportsman line (Best Selling ATV line in the industry) Continue to grow RANGER super utility segment Leverage strong recent new products; 62% of line new for 2005 (800 EFI, New Sportsman, MV, Phoenix, Predator TLD) European quadricycle opportunity 2. Risks: Competition increases promotional spending significantly Commodity material costs continues to escalate Land access issues grow Mid- Single Digit Growth }

European Market Share Other ATV OEMs Honda Yamaha Polaris Asians 17 17 28 18 20 Other ATV OEMs Honda Yamaha Polaris Asians 14 6 15 10 55 Asians Winning Thru Focus on Quadricycle Polaris #3+ Poised To Gain Share 2002 2004

ATV Market Share - North America Polaris Strong #2 Share = *Includes estimated Utility Vehicles Sales for 2004 =

ATV Market Geographic - N.A. Southeast Opportunity Sales Industry % Sales Polaris % Northern Plains 10% 13% Great Lakes 12% 16% Northeast 14% 15% Southeast 26% 17% Southwest 16% 15% Rocky Mountain 13% 16% Canada 9% 8%

ATV Market Product Segments - N.A. Rolling 12 months thru Dec '04 Growth Drivers: Big Bore Rec/Ut, 2WD Sport

Program Spending Stabilized in 2004 U.S. Historical Program Spending

3-Year Industry Price Review Industry Facts 44 models have seen price reductions since 2003 75% of models have seen price reductions or held flat since 2003 - even with feature ads! 2004 Competitive Pricing Moves Honda MY2004 reduced price on 80% of line an average of $300 Yamaha Upgraded Kodiak with IRS (2005) - price flat Added aggressive Bruin 350 at $4999 2 New models @ $200 less than old Suzuki King Quad 700 EFI IRS at $7199 Low price strategy on Z400/Eiger Kawasaki Brute Force 750 with IRS - $7599 Brute Force 650 - $6599 Asian >250cc at $500+ lower than big 7 Will move up in cc's in 2005 and beyond - expect $1000 less Significant Pricing Pressure In ATV Industry But Recent Moves Showing Taking Price Up

MY 2005 Product News Most news in industry 62% of line new for 2005 Major product introduction Premium Rec/Ut dominance contest: Brand new Sportsman (400, 500, 700, 700 EFI) 800 EFI - 2nd EFI, Biggest and Baddest ATV in World Sportsman MV - Toughest ATV - Military Vehicle for consumers Significant Sport Growth Phoenix - best full featured value in industry. New customers. New Predator - reverse, best shifting Predator Troy Lee - 2005 Sport ATV of the Year Youth - #1 in North America Added reverse and more travel = better ride Breakthrough New Products

Capitalize on Dominant Product in 1H Capitalize on Dominant Product in 1H Capitalize on Dominant Product in 1H Best of Best - 800 EFI and new Sportsman! Sport ATV of the Year Predator TLD World's Toughest ATV MV7 Undisputed Value King Phoenix 62% of Volume New/Significant Change For MY 2005 62% of Volume New/Significant Change For MY 2005 3 New Factory Quadricycles

Polaris - The Dominant ATV Company in the World 2005-2009 Strategy Dominant Product Ownable, differentiated positioning, based on customer needs, superior solutions Win the Polaris Way - pick spots - not head to head everywhere Improve ownership experience dramatically - ILQ - win "1 customer at a time" Dominant Brand World's Toughest ATVs Dramatically improve loyalty - both consumers and dealers Own "unique" position with dealers as the product and ride experience brand Invest "less" in traditional promotion - more in brand and product experience Diversify Get Global - 25% of business international by 2010 - unique products Diversify to adjacent markets/customers - unique products - $100M by 2009 Dominant Financial Performance Grow revenue $500M Expand operating margins Grow share Dominant ATV Company In World

What Can You Expect From ATVs In 2005 Growth - Revenue and Shipment 62% new MY05 drives 1H Big MY06 news drives 2H Continued rapid International growth Innovation and Aggressive Market Leadership "Polaris-ize" new segments Prepare for a bigger, better future - future project traction Diversification efforts get real World's Toughest ATVs Improved Product Quality Not industry leading YET but continue to improve Better new product development centered around VOC and PDP Win and Grow in a Tough World Margin neutral in tough cost environment Work dealer inventory down modestly Tougher on operating cost leverage Another Record Year in 2005!

Utility Division February 2005 Analyst Meeting Mike Jonikas General Manager

Utility Division Takeaways Sizeable Growth Business Sizeable, growing UV Industry Polaris outpacing industry w/ dominant product Aggressive Division Strategy Long range plan - dominate UVs 2005 plan - Stay on the Gas Dominate Utility Vehicles

Utility Vehicle Market $1 Billion 144,000 Unit Volume +7% Annually Sizeable, Growing Industry

Utility Vehicle Market Key Targets % Retail Farmers & ranchers 20% Outdoorsmen 6% Multi Acre Homeowners (MAHO) 26% Industrial & commercial 18% Landscape & turf management 12% Golf course management 12% Government 6% Utility & Recreational Usage 52% 48%

Utility Vehicle Market Carry Small & Light Items Personal Transportation Hauling & Dumping Recreational Riding - key Polaris advantage Utility & Recreational Usage

# Utility Vehicle Market

Existing UV OEMs

| | |
|---|---|
| John Deere Gator | ▪ HPX Series (1st ever 4x4); CS/CX Series |
| Kawasaki Mule | ▪ Value priced 4x4; Crew Cab 4x4 |
| EZ-GO | ▪ 1st ever 4x4 (ST 480) |
| Club Car | ▪ 1st ever 4x4 (XRT 1500) |

New UV OEM Intros

| | |
|---|---|
| Yamaha | ▪ Rhino 660 IRS (new 4x4); ProHauler 2x4's |
| Kubota | ▪ RTV 900 4x4 w/PTO hydraulics |
| Cub Cadet | ▪ 6x4; 4x2 |
| Land Pride | ▪ Trekker 4x4, 2x4 |
| Bobcat | ▪ ToolCat skid steer hybrid; 1st ever 4x4 |
| Yerf Dog | ▪ SAM's Club Rover |
| Suzuki | ▪ New 4x4 (Kawi Mule w/Suzuki branding) |
| Honda | ▪ Announced calendar 2005 shipment of 4x4 |

**Tons of New 4x4 Models & OEMs**

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POLARIS The Way Out.

# Polaris Market Position

Core Target Markets

**Ag, Outdoorsman, MAHO, Local Gov't, Owner/Operator**

Primary Selling Proposition

Hardest Working, Smoothest Riding Utility Vehicle

Unique Benefits

| | |
|---|---|
| Hardest Working: | Most powerful<br>Leading acceleration & top speed<br>Leading payload, cargo & towing<br>Exclusive On-Demand AWD (6x6, 4x4)<br>NEW Lock & Ride™ cargo system |
| Smoothest Riding: | NEW legendary smooth Polaris IRS<br>Leading suspension travel<br>Exclusive seating for 3<br>NEW SpeedKey™ |

**Hardest Working, Smoothest Riding**

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POLARIS The Way Out.

MSRP RANGER TM $6499 King of 2WD class RANGER 4x4 $9399 The industry's best selling 4x4 Mossy Oak $9799 Ultimate hunting vehicle RANGER 6x6 $10,299 Unmatched capacity & off-road traction RANGER XP $10,299 Xtreme off-road performance Polaris Market Position Dominant Product Superiority

Polaris Market Position Hardest Working Accessories Cab Enclosures Good: canvas Better: poly Best: deluxe cab system Glacier Plow Easiest on/off attachment system Lock & Ride(tm) Quick attach acc'ys makes carrying easier Superior Performance 4.0 Warn winch Bumpers & brushguards

Industry 3 Year Growth = +7% Polaris Outpacing With Dominant Product Polaris Market Position 2000 2001 2002 2003 Share Rank Polaris 7 5 3 3 John Deere 1 1 = 1 1 Kawasaki 2 2 2 2 Club Car 4 4 4 = 4 EZ-GO 3 = 3 5 5 Yamaha NA NA NA 8

Vision 2005 - 2009 Five Year Plan • RANGER is the dominant UV brand Preferred by customers and dealers • Commercial foundation established Mission Double the business Operating margin expansion UV market leadership - push to #1 share Add one new product line - beyond UVs Plan 1. Dominant Product Superiority Vehicle innovation - within usage segments Integrated attachment solutions Industry leading quality Platform flexibility 2. Industry Leading Distribution Fewer dealers than UV competition Engaged RANGER Utility dealers Integrated Utility Commercial Account network - top 50 MSAs 3. World-Class People High-performing, cross-functional team Dominate Utility Vehicles Utility Division

International Division February 2005 Analyst Meeting Mike Dougherty General Manager, International Operations

Polaris International 2005 Great year in 2004 - Huge growth -142M to $194M. Momentum continuing in 2005 - Forecast $215-225M Polaris' Int'l sales % has grown from 6% to 11% in 3 yrs All product lines and geographic areas are expanding ATV market in Europe is booming = major focus International specific needs being addressed Product development Marketing communications Operations & Infrastructure Consumer research Growing the business now & investing for the future

Polaris International at a Glance International Subsidiaries France, Britain, Norway, Sweden, Australia, NZ More than 50% of revenue and profit International Distributors Focused most active markets - Europe, AFME, S. America Dominate some key markets - Finland, Italy, Mid East The Polaris International Advantage Most committed OEM to ATV, Sleds, Utility & PGA Building the best team in the industry Best American brand - Riders & Riding focus Innovative, Independent, Passionate, Bold, Tough

International Revenue Mix Percent of 2004 Sales from Continuing Operations

International Growth 65% 135% 301%

Polaris International Sales $0 $50,000 $100,000 $150,000 $200,000 $250,000 1999 2000 2001 2002 2003 2004

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 International ATV & Utility Revenue 438% growth in 5 years = 28% CAGR

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 International ATV Market Size 2002 2003 2004 European ATV Market = Global Snowmobile Market 2004 International ATV Market = 1994 USA Market

= 1,000 Global Unit Sales Distribution

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 European ATV Market Growth & Shift Homologated Non- homologated Very dynamic & exciting Units Units

ATV/Quad Growth - Europe Industry Growth Drivers Ability to legally travel to trails 35-46 year old motorcycle riders "getting into" sport Utility + fun Car license vs difficult to obtain motorcycle license EU Expansion Polaris Growth Drivers Quadricycle Product Development Factory Direct Quadricycles Better distribution Infant market - lots of runway

Quadricycles Varied usage but primarily off road riding

2005 Quadricycle Concept A tool to help us learn more about our customers

The End Game Full line of Polaris Quadricycles in Europe Satisfy both off-road and on-road enthusiasts Most Appealing Product Range We can be #1 in Europe

= 1,000 = 500 European Unit Sales Distribution

The Goals . . . . $500MM & 15% of Polaris by 2009 Define Polaris as the premier American high performance motor sports brand Transform Polaris into the best motor sports company in the world Achieved by building the . . . . Globalize Polaris & Thrill Customers Best Products Dominate in Quadricycles & ATVs- # 1 in Europe consumer focused, strong, innovative, distinct Lead in Snowmobiles - #1 in world Enter global Motorcycle market Focus on Rec/Utility opportunities Differentiate and integrate with PG&A Best Team Embrace "Once in a Lifetime" opportunity and responsibility Exceed customers expectations with a world class ownership experience Build a sustainable business for Polaris, our dealers and our communities Export "The Good America" - optimism, innovation, freedom, leadership Best Distribution Focus where we can win Develop Europe first Infrastructure, network & brand Make dealers our competitive advantage Passion, commitment & the ride One "big" hit from developing markets China, Russia, Brazil, Mexico, military

Polaris International Expectation The Best Powersports Company in the World

Sales & Marketing Strategy Overview February 24, 2005 Ken Sobaski VP Sales, Marketing and Business Development

The Goals . . . SALES - Deliver the Best Dealer Network MARKETING - Build a Dominant Brand SERVICE - Keep Riders Riding Achieved by . . . Simpler, Focused, Dominant in Powersports

Front End Strategic Overview 5-7 Years from Now A "front end" that delivers a dominant brand, industry leading dealer network, and keeps riders riding!

SALES LRP: Deliver Best Dealer Network Engage the Dealer Implement APRs Expand Dealer/DSM Training Utilize Dealer Scorecard/Tiering to Raise the Bar Focus on Business Plans Focus Resources Top 25-50 Market Focus "One Company Initiatives" DSM Work = Orders, Retail, Upgrade Dealer Network Upgrade the Network Right Size the Network by Market Open Points: Execute 5-S Process Closed Dealers: Execute 5C Process Leverage Dealer Optimization Fund Own the Store Polaris Retail Advantage Program Capital Assistance ATV Experience Center RPM "One Company" Events Roll out Minimum Standards Simplify Processes & Policies Retail Driven Order Process PG&A Replenishment Regional Inventory Balancing Business Plan

Questions?

Tom Tiller President & CEO Analyst Meeting February 24, 2005 Salt Lake City, Utah

The Goals . . . . Grow to $3 billion in sales by 2009 Expand net margins to 9% Build a dominant brand with industry-leading product quality and distribution Achieved by . . . . Growth Initiatives A leaner, stronger, more profitable dealer network:. 1500 - 1700 in North America. A bigger, stronger Victory motorcycle business Global expansion - focused in Europe first At least one "big" product idea derived from existing technology World-class technology development Relentless focus on productivity to fuel our growth. Global sourcing. The best team in the powersports industry, fueled with a consuming passion for the customer, the dealer and the ride Dominant in Powersports Product Innovation Build strength and share in existing strong businesses Dominance mindset in ATVs, Snowmobiles, and Utility Vehicles Waves of new products - planned and executed flawlessly Gradually build powertrain capability to control our destiny Expand PG & A and Financial Services through integrated offerings